UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2007


                                    MDI, INC.

             (Exact name of registrant as specified in its charter)


         Delaware                    0-9463                     75-2626358

(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

                  10226 San Pedro Avenue
                    San Antonio, Texas                            78216
         (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (210) 582-2664



         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement.

         On January 31, 2007, MDI, Inc. ("MDI") entered into a Stock Purchase and Registration Rights Agreement with Stratis Authority (the "Investor") providing for the sale by MDI of 5,306,122 shares of common stock priced at $0.49 per share. MDI is obligated to register the shares for resale on a registration statement within 180 days. The total cash to be received by MDI is $2,600,000 to be paid to MDI in equal installments every two (2) weeks until such time as the entire $2,600,000 purchase price has been paid.

     A copy of the form of the Stock Purchase and Registration Rights Agreement is attached to this Current Report as Exhibit 99.1.

Item 3.02         Unregistered Sales of Equity Securities.

     As set forth in Item 1.01 above which item is incorporated by reference, MDI sold unregistered equity securities to Stratis Authority. The total amount of consideration to be received by MDI is $2,600,000. There were no deal related expenses. The exemption from registration relied upon was Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated there under.

Item 8.01.        Other Events.

     On February 1, 2007, MDI issued the press attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

       Exhibits. The following exhibits are being filed herewith:

       99.1 Form of Stock Purchase and Registration Rights Agreement between MDI and the Investor.
       99.2   Press Release issued by MDI dated February 1, 2007.



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      The information contained in this Current Report shall not be deemed to be
"filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  February 1, 2007                        MDI, Inc.



                                         By: /s/ Richard A. Larsen

                                         Richard A. Larsen
                                         Senior Vice President, General Counsel
                                         and Secretary






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